Exhibit 10.15


1485-09
July 12, 1996

United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois 60666



Subject:       Letter Agreement No. 1485-09
               to Purchase Agreement No. 1485
               [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT]

Reference is made to Purchase Agreement No. 1485 dated October 25, 1988, between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of ninety eight (98) Model 757-222 aircraft (the Purchase Agreement).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
1485-09 Page 2

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1485

United Air Lines, Inc.
1485-09 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

P.A. No. 1485

United Air Lines, Inc.
1485-09 Page 4

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY


By /s/ M. O. Hunt
   --------------
Its Attorney in Fact
    ----------------

ACCEPTED AND AGREED TO this

Date: July 12, 1996

United Air Lines Inc.

By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    -------------------------
    Chief Financial Officer
    -----------------------

P.A. No. 1485